EXHIBIT 10.16

                               CRC HOLDINGS CORP.
                         AMENDMENT NO. 1 TO OPTION PLAN

      This Amendment No. 1 dated as of June 15, 1998 (this "Amendment") amends that certain Option Plan dated May 20, 1998 (the "Plan") of CRC Holdings Corp., a Delaware corporation (the "Company").

                                    RECITALS

      The Board of Directors has determined that it is in the best interests of the Corporation and its shareholders to amend the Plan to decrease the number of Option Shares which may be acquired thereunder by 1,700 shares.

      THEREFORE, Section 3.2 of the Plan is amended by deleting the reference to "15,454" therein and replacing it with "13,754" .

      Except as amended hereby the provisions of the Plan shall remain in full force and effect and all references to the Plan shall refer to the Plan as amended hereby.

                       Certificate of Corporate Secretary

      The foregoing is a true and correct copy of Amendment No. 1 to Option Plan as authorized and approved by the Board or Directors of the Company.


                                          ____________________________________
                                          Secretary